                                         UNITIL CORPORATION

                              CONSOLIDATED BALANCE SHEETS (000's) (A)

ASSETS:                                        (Unaudited)
                                              September 30,
                                                   1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Utility Plant
  Electric                                            $161,994                              $161,994
  Gas                                                   33,394                                33,394
  Common                                                21,890                                21,890
  Construction Work in Progress                          2,338            22,500(E)           24,838
                                            ------------------   ---------------      --------------
     Utility Plant                                     219,616            22,500             242,116
Less: Accumulated Depreciation                          67,376                                67,376
                                            ------------------   ---------------      --------------
     Net Utility Plant                                 152,240            22,500             174,740
                                            ------------------   ---------------      --------------

Current Assets:
  Cash                                                   3,150                                 3,150
  Accounts Receivable                                   15,469                                15,469
  Materials and Supplies                                 2,829                                 2,829
  Prepayments                                              667                                   667
  Accrued Revenue                                        5,246                                 5,246
                                            ------------------   ---------------      --------------
     Total Current Assets                               27,361                                27,361


Noncurrent Assets:
  Regulatory Assets                                    161,746                               161,746
  Prepaid Pension Costs                                  8,888                                 8,888
  Debt Issuance Costs                                    1,367                                 1,367
  Other Noncurrent Assets                               23,668                                23,668
                                            ------------------   ---------------      --------------
     Total Noncurrent Assets                           195,669                               195,669

                                            ------------------   ---------------      --------------
TOTAL                                                 $375,270           $22,500            $397,770
                                            ==================   ===============      ==============


                                         UNITIL CORPORATION

                              CONSOLIDATED BALANCE SHEETS (000's) (A)

CAPITALIZATION AND LIABILITIES:                (Unaudited)
                                              September 30,
                                                   1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Capitalization:
  Common Stock Equity                                  $76,177             ($641)(D)         $75,536
  Preferred Stock, Non-Redeemable                          225                                   225
  Preferred Stock, Redeemable                            3,532                                 3,532
  Long-term Debt, Less Current Portion                  85,015                                85,015
                                            ------------------   ---------------      --------------
     Total Capitalization                              164,949              (641)            164,308


Current Liabilities:
  Long-term Debt, Current Portion                        1,187                                 1,187
  Capitalized Lease, Current Portion                       813                                   813
  Accounts Payable                                      14,777                                14,777
  Short-Term Debt                                        2,500            22,500 (F)          25,000
  Dividends Declared and Payable                         1,838                                 1,838
  Refundable Customer Deposits                           1,248                                 1,248
  Taxes Refundable                                      (1,914)             (371)(B)          (2,285)
  Interest Payable                                       1,378             1,012 (C)           2,390
  Other Current Liabilities                              4,035                                 4,035
                                            ------------------   ---------------      --------------
     Total Current Liabilities                          25,862            23,141              49,003


Deferred Income Taxes                                   43,255                                43,255
                                            ------------------   ---------------      --------------

Noncurrent Liabilities
  Power Supply Contract Obligations                    128,651                               128,651
  Capitalized Leases, Less Current Portion               3,820                                 3,820
  Other Deferred Credits                                 8,733                                 8,733
                                            ------------------   ---------------      --------------
     Total Noncurrent Liabilities                      141,204                               141,204


                                            ------------------   ---------------      --------------
TOTAL                                                 $375,270           $22,500            $397,770
                                            ==================   ===============      ==============


                                         UNITIL CORPORATION

                          CONSOLIDATED STATEMENTS OF EARNINGS (000's) (A)

                                               (Unaudited)
                                            Nine Months Ended
                                              September 30,
                                                   1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Operating Revenues:
  Electric                                             115,053                               115,053
  Gas                                                   12,648                                12,648
  Other                                                    145                                   145
                                            ------------------   ---------------      --------------
      Total Operating Revenues                         127,846                               127,846
                                            ------------------   ---------------      --------------

Operating Expenses:
  Fuel and Purchased Power                              75,470                                75,470
  Gas Purchased for Resale                               6,902                                 6,902
  Operating and Maintenance                             18,683                                18,683
  Depreciation and Amortization                          8,447                                 8,447
  Provisions for Taxes:
    Local Property and Other                             4,214                                 4,214
    Federal and State Income                             2,785              (371)(B)           2,414
                                            ------------------   ---------------      --------------
      Total Operating Expenses                         116,501              (371)            116,130
                                            ------------------   ---------------      --------------
Operating Income                                        11,345               371              11,716

Non-operating Expense, Net                                  79                                    79
                                            ------------------   ---------------      --------------

Income Before Interest Expense                          11,266               371              11,637

  Interest Expense, Net                                  5,215             1,012 (C)           6,227
                                            ------------------   ---------------      --------------
Net Income                                               6,051              (641)(D)           5,410
Less Dividends on Preferred Stock                          201                                   201
                                            ------------------   ---------------      --------------

Net Income Applicable to Common Stock                   $5,850             ($641)             $5,209
                                            ==================   ===============      ==============


                               UNITIL CORPORATION
              Notes to Pro Forma Consolidated Financial Statements

(A) These statements have been pro formed to reflect an increase in Short-Term Debt to the requested borrowing limit and the corresponding impact on expenses and Net Income.

(B) The reduction in taxes reflect the rise in interest expense which reduced income for tax purposes.

(C) The cost of this increase in Short-Term Debt is reflected in higher interest costs for the nine month period.

(D) Lower Net Income and Common Equity (e.g., Retained Earnings) reflects the impact of higher interest expense.

(E)  Assumes all borrowings are made to fund capital additions to plant.

(F) Reflects the incremental increase in Short-Term Debt to reach the borrowing limit.

                        UNITIL CORPORATION (COMPANY ONLY)

                           BALANCE SHEETS (000's) (A)

ASSETS                                        September 30,
                                                   1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Other Property and Investments
Investment in Associate Companies                      $49,326           $22,500(E)          $72,326
Other Investments                                        3,272                                 3,272
                                            ------------------   ---------------      --------------
     Net Service Property                               53,098            22,500              75,598
                                            ------------------   ---------------      --------------


Current Assets:
  Cash                                                   7,177                                 7,177
  Due from Affiliates                                    1,979             1,012(B)            1,885
  Refundable Taxes                                         171                                   171
                                            ------------------   ---------------      --------------
    Total Current Assets                                 9,327                                10,339


Noncurrent Assets                                           83                                    83
                                            ------------------   ---------------      --------------


                                            ------------------   ---------------      --------------
    TOTAL                                              $62,508           $23,512             $86,020
                                            ==================   ===============      ==============


                                 UNITIL CORPORATION (COMPANY ONLY)

                                     BALANCE SHEETS (000's) (A)

                                              September 30,
CAPITALIZATION AND LIABILITIES:                    1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Capitalization:
  Common Stock Equity                                  $57,125                               $57,125
                                            ------------------   ---------------      --------------
         Total Capitalization                           57,125                                57,125


Current Liabilities:
  Short-Term Debt                                        2,500            22,500(D)           25,000
  Due to Affiliates                                      1,017                                 1,017
  Dividends Declared and Payable                         1,772                                 1,772
  Interest Payable                                          94             1,012(B)            1,106
                                            ------------------   ---------------      --------------
         Total Current Liabilities                       5,383            23,512              28,895


                                            ------------------   ---------------      --------------
         TOTAL                                         $62,508           $23,512             $86,020
                                            ==================   ===============      ==============

                                 UNITIL CORPORATION (COMPANY ONLY)

                                 STATEMENT OF EARNINGS (000's) (A)

                                              Nine Months Ended
                                              September 30,
                                                   1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Operating Expenses:
  Operating Expenses, Other                                $79                                   $79
  Provisions for Taxes:
    Federal and State Income                                53                                    53
                                            ------------------   ---------------      --------------
      Total Operating Expenses                             132                                   132
                                            ------------------   ---------------      --------------

Operating Income                                          (132)                                 (132)

Non-operating Income                                     5,224             1,012(B)            6,236
                                            ------------------   ---------------      --------------

Income Before Interest Expense                           5,092             1,012               6,104

  Interest Expense, Net                                     94             1,012(C)            1,106
                                            ------------------   ---------------      --------------


Net Income                                              $4,998                                $4,998
                                            ==================   ===============      ==============


                        UNITIL CORPORATION (Company Only)
                     Notes to Pro Forma Financial Statements

(A) These statements have been proformed to reflect an increase in Short-Term Debt to the requested borrowing limit and the corresponding impact on Interest Expenses and Non-operating income.

(B) Assumes interest costs will be billable through the Cash Pool to the client companies and will become a receivable.

(C) The cost of this increase in Short-Term Debt is reflected in higher interest costs for the nine month period.

(D) Reflects the incremental increase in Short-Term Debt to reach the borrowing limit.

(E)  Assumes all borrowed funds are reflected as an investment in the Cash Pool.


                              FITCHBURG GAS AND ELECTRIC LIGHT COMPANY

                              CONSOLIDATED BALANCE SHEETS (000's) (A)

                                              September 30,
ASSETS                                             1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Utility Plant (at cost):
  Electric                                             $57,431                               $57,431
  Gas                                                   33,394                                33,394
  Common                                                 5,496                                 5,496
  Construction Work in Progress                          1,237            15,514(E)           16,751
                                            ------------------   ---------------      --------------
     Utility Plant                                      97,558            15,514             113,072
     Less: Accumulated Depreciation                     27,488                                27,488
                                            ------------------   ---------------      --------------
        Net Utility Plant                               70,070            15,514              85,584
                                            ------------------   ---------------      --------------

Other Property and Investments                              18                                    18
                                            ------------------   ---------------      --------------


Current Assets:
  Cash                                                     209                                   209
  Accounts Receivable                                    7,429                                 7,429
  Due from Affiliates                                      560                                   560
  Materials and Supplies (at average cost)               2,007                                 2,007

                                        4

  Prepayments                                              296                                   296
  Accrued Revenue                                        6,551                                 6,551
                                            ------------------   ---------------      --------------
    Total Current Assets                                17,052                                17,052


Noncurrent Assets
  Regulatory Assets                                    161,066                               161,066
  Unamortized Debt Expense                                 392                                   392
  Prepaid Pension Costs                                  3,185                                 3,185
  Other                                                 12,065                                12,065
                                            ------------------   ---------------      --------------
    Total Noncurrent Assets                            176,708                               176,708


                                            ------------------   ---------------      --------------
    TOTAL                                             $263,848           $15,514            $279,362
                                            ==================   ===============      ==============


                              FITCHBURG GAS AND ELECTRIC LIGHT COMPANY

                              CONSOLIDATED BALANCE SHEETS (000's) (A)

                                              September 30,
CAPITALIZATION AND LIABILITIES                     1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Capitalization:
  Common Stock Equity                                   38,933              (433)(D)          38,500
  Preferred Stock, Redeemable                            2,340                                 2,340
  Long-term Debt, Less Current Portion                  43,000                                43,000
                                            ------------------   ---------------      --------------
         Total Capitalization                           84,273              (433)             83,840


Current Liabilities:
  Long-term Debt, Current Portion                        1,000                                 1,000
  Capitalized Lease Obligations                            172                                   172
  Short-Term Debt                                        4,486            15,514 (F)          20,000
  Accounts Payable                                       4,339                                 4,339
  Due to Affiliate                                         858                                   858
  Dividends Declared and Payable                         1,063                                 1,063
  Refundable Customer Deposits                             283                                   283
  Taxes Payable (Refundable)                            (1,966)             (265)(B)          (2,231)
  Interest Payable                                         612               698 (C)           1,310
  Other Current Liabilities                                644                                   644
                                            ------------------   ---------------      --------------
         Total Current Liabilities                      11,491            15,947              27,438


Deferred Income Taxes                                   30,595                                30,595
                                            ------------------   ---------------      --------------

Noncurrent Liabilities:
Power Supply Contract Obligations                      129,688                               129,688
Capitalized Lease Obligations                            2,212                                 2,212
Other Noncurrent Liabilities                             5,589                                 5,589
                                            ------------------   ---------------      --------------
         Total Noncurrent Liabilities                  137,489                               137,489

                                            ------------------   ---------------      --------------
         TOTAL                                        $263,848           $15,514            $279,362
                                            ==================   ===============      ==============

                              FITCHBURG GAS AND ELECTRIC LIGHT COMPANY

                          CONSOLIDATED STATEMENTS OF EARNINGS (000's) (A)

                                              Nine Months Ended
                                              September 30,
                                                   1999            Adjustments          Pro Formed
                                            ------------------   ---------------      --------------
Operating Revenues:
  Electric                                             $41,937                               $41,937
  Gas                                                   12,648                                12,648
                                            ------------------   ---------------      --------------
    Total Operating Revenues                            54,585                                54,585
                                            ------------------   ---------------      --------------

Operating Expenses:
  Fuel and Purchased Power                              22,463                                22,463
  Gas Purchased for Resale                               6,902                                 6,902
  Operating Expenses, Other                              9,777                                 9,777
  Maintenance                                            1,492                                 1,492
  Depreciation and Amortization                          4,579                                 4,579
  Provisions for Taxes:
    Federal and State Income                             1,866              (265)(B)           1,601
    Local Property and Other                             1,182                                 1,182
                                            ------------------   ---------------      --------------
      Total Operating Expenses                          48,261              (265)             47,996
                                            ------------------   ---------------      --------------

Operating Income                                         6,324               265               6,589

Non-operating Expense                                        4                                     4
                                            ------------------   ---------------      --------------

Income Before Interest Expense                           6,320               265               6,585

  Interest Expense, Net                                  2,701               698 (C)           3,399
                                            ------------------   ---------------      --------------

Net Income                                               3,619             ($433)(D)           3,186
Less Dividends on Preferred Stock                          120                                   120
                                            ------------------   ---------------      --------------

Net Income Applicable to Common Stock                   $3,499             ($433)             $3,066
                                            ==================   ===============      ==============


                    FITCHBURG GAS AND ELECTRIC LIGHT COMPANY
                     Notes to Pro Forma Financial Statements

(A) These statements have been pro formed to reflect an increase in Short-Term Debt to the requested borrowing limit and the corresponding impact on expenses and Net Income.

(B) The reduction in taxes reflect the rise in interest expense which reduced income for tax purposes.

(C) The cost of this increase in Short-Term Debt is reflected in higher interest costs for the nine month period.

(D) Lower Net Income and Common Equity (e.g., Retained Earnings) reflects the impact of higher interest expense.

(E)  Assumes all borrowings are made to fund additions to Utility Plant.

(F) Reflects the incremental increase in Short-Term to reach the borrowing limit.

                            Concord Electric Company

                             BALANCE SHEETS (000's)

                                              September 30,
ASSETS                                             1999
                                            ------------------

Utility Plant (at original cost)                       $47,060
Less: Accumulated Depreciation                          14,427
                                            ------------------
     Net Utility Plant                                  32,633

Other Property and Investments                              23
                                            ------------------


Current Assets:
  Cash                                                     327
  Accounts Receivable                                    3,814
  Due from Affiliates                                      243
  Materials and Supplies (at average cost)                 415
  Prepayments                                               78
  Accrued Revenue                                          610
                                            ------------------
        Total Current Assets                             5,487


Noncurrent Assets:
  Debt Issuance Costs                                      451
  Prepaid Pension Costs                                  2,716
  Other                                                  3,348
                                            ------------------
        Total Noncurrent Assets                          6,515

                                            ------------------
TOTAL                                                  $44,658
                                            ==================


                            Concord Electric Company

                             BALANCE SHEETS (000's)

                                              September 30,
CAPITALIZATION AND LIABILITIES                     1999
                                            ------------------

Capitalization:
  Common Stock Equity:                                 $11,992
  Preferred Stock, Non-redeemable                          225
  Preferred Stock, Redeemable                              215
  Long-term Debt, Less Current Portion                  16,000
                                            ------------------
            Total Capitalization                        28,432

Current Liabilities:
  Long-term Debt, Current Portion
  Short-Term Debt                                        4,135
  Accounts Payable                                          58
  Due to Affiliates                                      3,434
  Refundable Customer Deposits                             276
  Dividends Declared and Payable                           300
  Taxes Payable                                            326
  Interest Accrued                                         291
  Other Current Liabilities                                242
                                            ------------------
            Total Current Liabilities                    9,062


Noncurrent Liabilities:
  Unamortized Investment Tax Credit                        125
  Construction Advances                                    116
  Other                                                  1,197
                                            ------------------
            Total Deferred Credits                       1,438

Deferred Federal Income Tax                              5,726
                                            ------------------
            TOTAL                                      $44,658
                                            ==================

                            Concord Electric Company

                         STATEMENTS OF EARNINGS (000's)

                                            Nine Months Ended
                                              September 30,
                                                   1999
                                            ------------------

Operating Revenues                                     $35,079
                                            ------------------

Operating Expenses:
  Purchased Power                                       27,143
  Operating Expenses, Other                              2,343
  Maintenance                                              434
  Depreciation and Amortization                          1,166
  Provisions for Taxes:
    Local Property and Other                             1,351
    Federal & State Income                                 410
                                            ------------------
          Total Operating Expense                       32,847
                                            ------------------

Operating Income                                         2,232

Non-operating Expense                                        6
                                            ------------------

Income Before Interest Expense                           2,226

  Interest Expense, Net                                  1,056
                                            ------------------

Net Income                                               1,170
Less Dividends on Preferred Stock                           24
                                            ------------------

Net Income Applicable to Common Stock                   $1,146
                                            ==================


                        Exeter & Hampton Electric Company

                             BALANCE SHEETS (000's)

                                              September 30,
ASSETS:                                            1999
                                            ------------------

Utility Plant (at original cost)                       $58,603
Less: Accumulated Depreciation                          21,178
                                            ------------------
     Net Utility Plant                                  37,425
Non-operating Property and Investments                       1
                                            ------------------

Current Assets:
  Cash                                                     331
  Accounts Receivable                                    4,035
  Due from Affiliates                                        8
  Materials and Supplies                                   406
  Prepayments                                               75
  Accrued Revenue                                          899
                                            ------------------
        Total Current Assets                             5,754


Noncurrent Assets:

  Debt Issuance Costs                                      385
  Prepaid Pension Costs                                  3,799
  Other                                                  3,372
                                            ------------------
        Total Deferred Debits                            7,556

                                            ------------------
TOTAL                                                  $50,736
                                            ==================

                        Exeter & Hampton Electric Company

                             BALANCE SHEETS (000's)

                                              September 30,
CAPITALIZATION AND LIABILITIES:                    1999
                                            ------------------

Capitalization:
    Common Stock Equity                                 13,226
    Redememable Preferred Stock                            977
    Long Term Debt, Less Current Portion                19,000
                                            ------------------
            Total Capitalization                        33,203


Current Liabilities:
  Long-term Debt, Current Portion
  Short-term Debt                                        4,219
  Accounts Payable                                         100
  Due to Affiliates                                      3,610
  Dividends Declared and Payable                           305
  Refundable Customer Deposits                             689
  Taxes Payable                                              1
  Interest Payable                                         408
  Other Current Liabilities                                192
                                            ------------------
            Total Current Liabilities                    9,524


Noncurrent Liabilities:
  Unamortized Investment Tax Credit                        155
  Construction Advances                                    463
  Other                                                    330
                                            ------------------
          Total Noncurrent Liabilities                     948

Deferred Federal Income Tax                              7,061
                                            ------------------
            TOTAL                                      $50,736
                                            ==================


                        Exeter & Hampton Electric Company

                         STATEMENTS OF EARNINGS (000's)

                                            Nine Months Ended
                                              September 30,
                                                   1999
                                            ------------------

Operating Revenues                                     $38,749
                                            ------------------

Operating Expenses:
  Purchased Power                                       30,414
  Operating Expenses, Other                              2,444
  Maintenance                                              445
  Depreciation and Amortization                          1,510
  Provisions for Taxes:
    Local Property and Other                             1,082
    Federal Income                                         439
                                            ------------------
          Total Operating Expense                       36,334
                                            ------------------

Operating Income                                         2,415

Non-operating Expense
                                            ------------------

Income Before Interest Expense                           2,415

  Interest Expense, Net                                  1,233
                                            ------------------

Net Income                                               1,182
Less Dividends on Preferred Stock                           57
                                            ------------------

Net Income Applicable to Common Stock                   $1,125
                                            ==================